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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                    Re: Security Associates International, Inc.
                                                             Amendment No. 2 to
                                                Form S-1 Registration Statement
                                         (Registration Statement No. 333-31775)

     As independent public accountants, we hereby consent to the use of our reports dated April 11, 1997 and July 2, 1997 and to all references to our Firm included in or made a part of this Registration Statement.


                                       /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
October 2, 1997